EXHIBIT 10.9
Document Number	State Bar of Wisconsin Form 21-2003 MORTGAGE Document Name

S&W Seed Company, a Nevada corporation

("Mortgagor," whether one or more) mortgages to Pioneer Hi-Bred International Inc.

its successors or assigns ("Mortgagee," whether one or more), to secure payment of $15,000,000.00 evidenced by a note ~~or notes, or other obligation ("Obligation")~~ dated December 2014 , executed by S&W Seed Company, a Nevada corporation ("Note")

*See Addendum to Mortgage ,

~~to Mortgagee~~, and any extensions, renewals and modifications of the Obligation and refinancings of any such indebtedness on any terms whatsoever (including increases in interest) and the payment of all other sums, with interest, advanced to protect the Property and the security of this Mortgage, and all other amounts paid by Mortgagee hereunder, the following property, together with all rights and interests appurtenant thereto in law or equity, all rents, issue and profits arising therefrom, including insurance proceeds and condemnation awards, all structures, improvements and fixtures located thereon, in Columbia County, State of Wisconsin ("Property"):

Recording Area
Name and Return Address Courtney Dreyer, Esq. DuPont Pioneer 7250 N.W. 62nd Avenue Johnston, IA 50131-1014
11002-392.01 & 11002-392-A Parcel Identification Number (PIN) This is not homestead property. (is) (is not) This is a purchase money mortgage. (is) (is not)

Lands described in Columbia County Certified Survey Map No. 884, as recorded in Volume 4 of Surveys, on page 104, as Document No. 441386, being located in the North East 114 of the North East 1/4 of Section 22, Township 10 North, Range 9 East, Town of Arlington, Columbia County, Wisconsin.

Lot 1 of Certified Survey Map No. 3122, as recorded in Volume 20 of Certified Survey Maps, page 118, Document No. 593525, being a Survey in the North East 1/4 of the North East 1/4 of Section 22, Township 10 North, Range 9 East, Town of Arlington, Columbia County, Wisconsin.

  MORTGAGOR'S COVENANTS.

    COVENANT OF TITLE. Mortgagor warrants title to the Property, except restrictions and easements of record, if any, and further excepting:

    other matters of record.

    FIXTURES. Any property which has been affixed to the Property and is used in connection with it is intended to become a fixture. Mortgagor waives any right to remove such fixture from the Property which is subject to this Mortgage.

    TAXES. Mortgagor promises to pay when due all taxes and assessments levied on the Property or upon Mortgagee's interest in it and to deliver to Mortgagee on demand receipts showing such payment.

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    INSURANCE. Mortgagor shall keep the improvements on the Property insured against a loss or damage occasioned by fire, extended coverage perils and such other hazards as Mortgagee may require, without co-insurance, through insurers approved by Mortgagee, in the amount of the full replacement value of the improvements on the Property. Mortgagor shall pay the insurance premiums when due. The policies shall contain the standard mortgage clause in favor of Mortgagee, and evidence of all policies covering the Property shall be provided to Mortgagee. Mortgagor shall promptly give notice of loss to insurance companies and Mortgagee. Unless Mortgagor and Mortgagee otherwise agree in writing, insurance proceeds shall be applied to restoration or repair of the Property damaged, provided the Mortgagee deems the restoration or repair to be economically feasible.

    OTHER COVENANTS. Mortgagor covenants not to commit waste nor suffer waste to be committed on the Property, to keep the Property in good condition and repair, to keep the Property free from future liens superior to the lien of this Mortgage and to comply with all laws, ordinances and regulations affecting the Property. Mortgagor shall pay when due all indebtedness which may be or become secured at any time by a mortgage or other lien on the Property superior to this Mortgage and any failure to do so shall constitute a default under this Mortgage.

  DEFAULT AND REMEDIES. Mortgagor agrees that time is of the essence with respect to payment of principal and interest when due, and in the performance of the terms, conditions and covenants contained herein or in the Obligation secured hereby. In the event of default, Mortgagee may, at its option, declare the whole amount of the unpaid principal and accrued interest due and payable, and collect it in a suit at law or by foreclosure of this Mortgage or by the exercise of any other remedy available at law or equity. If this Mortgage is subordinate to a superior mortgage lien, a default under the superior mortgage lien constitutes a default under this Mortgage.

  NOTICE. Unless otherwise provided in the Obligation secured by this Mortgage, prior to any acceleration (other than under paragraph 9, below) Mortgagee shall mail notice to Mortgagor specifying: (a) the default; (b) the action required to cure the default; (c) a date, not less than 15 days from the date the notice is mailed to Mortgagor by which date the default must be cured; and (d) that failure to cure the default on or before the date specified in the notice may result in acceleration.

  EXPENSES AND ATTORNEY FEES. In case of default, whether abated or not, all costs and expenses, including, but not limited to, reasonable attorney fees, to the extent not prohibited by law shall be added to the principal, become due as incurred, and in the event of foreclosure be included in the judgment.

  FORECLOSURE WITHOUT DEFICIENCY. Mortgagor agrees to the provisions of Sections 846.101 and 846.103, Wis. Stats., as may apply to the Property and as may be amended, permitting Mortgagee in the event of foreclosure to waive the right to judgment for deficiency and hold the foreclosure sale within the time provided in such applicable Section.

  RECEIVER. Upon default or during the pendency of any action to foreclose this Mortgage, Mortgagor consents to the appointment of a receiver of the Property, including

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  homestead interest, to collect the rents, issues and profits of the Property during the pendency of such an action, and such rents, issues and profits when so collected shall be held and applied as the court shall direct.

  WAIVER. Mortgagee may waive any default without waiving any other subsequent or prior default by Mortgagor.

  MORTGAGEE MAY CURE DEFAULTS. In the event of any default by Mortagor of any kind under this Mortgage or any Obligation secured by this Mortgage, Mortgagee may cure the default and all sums paid by Mortgagee for such purpose shall immediately be repaid by Mortgagor with interest at the rate then in effect under the Obligation secured by this Mortgagee and shall constitute a lien upon the Property.

  CONSENT REQUIRED FOR TRANSFER. Mortgagor shall not transfer, sell or convey any legal or equitable interest in the Property (by deed, land contract, option, long-term lease or in any other way) without the prior written consent of Mortgagee, unless either the indebtedness secured by this Mortgage is first paid in full or the interest conveyed is a mortgage or other security interest in the Property, subordinate to the lien of this Mortgage. The entire indebtedness under the Obligation secured by this Mortgage shall become due and payable in full at the option of Mortgagee without notice, which notice is hereby waived, upon any transfer, sale or conveyance made in violation of this paragraph. A violation of the provisions of this paragraph will be considered a default under the terms of this Mortgage and the Obligation it secures.

  ASSIGNMENT OF RENTS. Mortgagor hereby transfers and assigns absolutely to Mortgagee, as additional security, all rents, issues and profits which become or remain due (under any form of agreement for use or occupancy of the Property or any portion thereof), or which were previously collected and remain subject to Mortgagor's control following any default under this Mortgage or the Obligation secured hereby and delivery of notice of exercise of this assignment by Mortgagee to the tenant or other user(s) of the Property in accordance with the provisions of Section 708.11, Wis. Stats., as may be amended. This assignment shall be enforceable with or without appointment of a receiver and regardless of Mortgagee's lack of possession of the Property.

  ENVIRONMENTAL PROVISION. Mortgagor represents, warrants and covenants to Mortgagee that (a) during the period of Mortgagor's ownership or use of the Property no substance has been, is or will be present, used, stored, deposited, treated, recycled or disposed of on, under, in or about the Property in a form, quantity or manner which if known to be present on, under, in or about the Property would require clean-up, removal or other remedial action ("Hazardous Substance") under any federal, state or local laws, regulations, ordinances, codes or rules ("Environmental Laws"); (b) Mortgagor has no knowledge, after due inquiry, of any prior use or existence of any Hazardous Substance on the Property by any prior owner of or person using the Property; (c) without limiting the generality of the foregoing, Mortgagor has no knowledge, after due inquiry, that the Property contains asbestos, polychlorinated biphenyl components ("PCBs") or underground storage tanks; (d) there are no conditions existing currently or likely to exist during the term of this Mortgage which would subject Mortgagor to any damages, penalties, injunctive relief or clean-up costs in any governmental or regulatory

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  action or third-party claims relating to any Hazardous Substance; (e) Mortgagor is not subject to any court or administrative proceeding, judgment, decree, order or citation relating to any Hazardous Substance; and (f) Mortgagor in the past has been, at the present is and in the future will remain in compliance with all Environmental Laws. Mortgagor shall indemnify and hold harmless Mortgagee from all loss, cost (including reasonable attorney fees and legal expenses), liability and damage whatsoever directly or indirectly resulting from, arising out of or based upon (i) the presence, use, storage, deposit, treatment, recycling or disposal, at any time, of any Hazardous Substance on, under, in or about the Property, or the transportation of any Hazardous Substance to or from the Property, (ii) the violation or alleged violation of any Environmental Law, permit, judgment or license relating to the presence, use, storage, deposit, treatment, recycling or disposal of any Hazardous Substance on, under, in or about the Property, or the transportation of any Hazardous Substance to or from the Property, or (iii) the imposition of any governmental lien for the recovery of environmental clean-up costs expended under any Environmental Law. Mortgagor shall immediately notify Mortgagee in writing of any governmental or regulatory action or third-party claim instituted or threatened in connection with any Hazardous Substance on, in, under or about the Property.

  SECURITY INTEREST ON FIXTURES. To further secure the payment and performance of the Obligation, Mortgagor hereby grants to Mortgagee a security interest in:

  CHOOSE ONE OF THE FOLLOWING OPTIONS; IF NEITHER IS CHOSEN, OPTION A SHALL APPLY:

  A. All fixtures and personal property located on or related to the operations of the Property whether now owned or hereafter acquired.

  B. All property listed on the attached schedule.

  This Mortgage shall constitute a security agreement within the meaning of the Uniform Commercial Code with respect to those parts of the Property indicated above. This Mortgage constitutes a fixture filing and financing statement as those terms are used in the Uniform Commercial Code. This Mortgage is to be filed and recorded in the real estate records of the county in which the Property is located, and the following information is included: (1) Mortgagor shall be deemed the "debtor"; (2) Mortgagee shall be deemed to be the "secured party" and shall have all of the rights of a secured party under the Uniform Commercial Code; (3) this Mortgage covers goods which are or are to become fixtures; (4) the name of the record owner of the land is the debtor; (5) the legal name and address of the debtor are S&W Seed Company, a Nevada corporation 25552 South Butte Avenue, Five Points, CA 93624 ; (6) the state of organization and the organizational identification number of the debtor (if applicable) are Nevada (#NV20111672033) ; and (7) the address of the secured party is 7100 N.W. 62nd Avenue, Johnston, IA 50131-1014 .

  SINGULAR; PLURAL. As used herein, the singular shall include the plural and any gender shall include all genders.

  JOINT AND SEVERAL/LIMITATION ON PERSONAL LIABILITY. The covenants of this Mortgage set forth herein shall be deemed joint and several among Mortgagors,

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  if more than one. Unless a Mortgagor is obligated on the Obligation secured by this Mortgage, Mortgagor shall not be liable for any breach of covenants contained in this Mortgage.

  INVALIDITY. In the event any provision or portion of this instrument is held to be invalid or unenforceable, this shall not impair or preclude the enforcement of the remainder of the instrument.

  MARITAL PROPERTY STATEMENT. Any individual Mortgagor who is married represents that the obligation evidenced by this instrument was incurred in the interest of Mortgagor's marriage or family.

Dated ______________________________

S&W SEED COMPANY, a Nevada Corporation

______________________________ (SEAL)

____

______________________________ (SEAL)

By: ______________________________ (SEAL)

____

______________________________ (SEAL)

AUTHENTICATION

Signature(s) ______________________________

authenticated on ______________________________

____

*

TITLE: MEMBER STATE BAR OF WISCONSIN

(If not, ______________________________

authorized by Wis. Stat. § 706.06)

THIS INSTRUMENT DRAFTED BY:

Gonzalez Saggio & Harlan, LLP

Robert A. Dudek

ACKNOWLEDGMENT

STATE OF ______________________________)

) ss.

______________________________ COUNTY)

Personally came before me on ______________________________

the above-named ______________________________

to me known to be the person(s) who executed the foregoing instrument and acknowledged the same.

____

* ______________________________

Notary Public, State of ______________________________

My commission (is permanent) (expires: ______________)

(Signatures may be authenticated or acknowledged. Both are not necessary.)

NOTE: THIS IS A STANDARD FORM. ANY MODIFICATION TO THIS FORM SHOULD BE CLEARLY IDENTIFIED.

MORTGAGE **©2003 STATE BAR OF WISCONSIN** **FORM NO. 21-2003**

*Type name below signatures.

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Addendum to Mortgage

Mortgagor: S&W Seed Company, a Nevada corporation

Mortgagee: Pioneer Hi-Bred International, Inc.

Mortgage dated: December ___, 2014

Property: W8131 State Trunk Highway 60, Town of Arlington, Columbia County, Wisconsin.

The following terms and provisions are made a part of and are hereby incorporated into the attached Mortgage:

  Continuation. Continuation from * on page 1 of the Mortgage after "("Note")": ".in favor of Mortgagee, this Mortgage and other documents and instruments executed as further evidence of, as additional security for, or executed in connection with, the indebtedness evidenced by the Note and the documents otherwise defined in the Note as the "Transaction Documents" (collectively, the "Obligation" or "Obligations"), including, but not limited to, that certain Deed of Trust (as defined in the Note) entered into as of even date herewith for that certain real property commonly known as 9224 Lake Shore Drive, Nampa, Idaho."

  Insurance. Section 1d of the Mortgage is amended to include and otherwise require that the policies of insurance shall further provide that no cancellation or termination thereof or any material modification thereof shall be effective except upon thirty (30) days written notice to Mortgagee.

  Environmental Provision. The representations, warranties, covenants, agreements, undertakings, and indemnification obligations of Mortgagor contained in Section 3 of this Mortgage are expressly subject to, limited and controlled by, the representations, warranties, covenants, agreements and indemnification obligations of Mortgagee contained in the Asset Purchase and Sale Agreement entered into between the parties in connection with the sale and transfer of the Property ("APSA"), including but not limited to Sections 2.1(d)(ii), 3.13, 5.17, 9.1, 9.3, 9.4, 9.5, 9.6, 9.7 and 9.9 thereof. In the event of any conflict between the provisions of Section 3 of the Mortgage and the above-referenced provisions of the APSA, the APSA shall govern.

  Use of Property. The Property shall be used only as a seed production facility and related agricultural purposes and for no other use without the prior written consent of Mortgagee, which consent may be withheld in Mortgagee's discretion.

  Governing Law. This Mortgage shall be governed by the laws of the State of Wisconsin. In the event that any provision or clause of any of the documents or instruments evidencing the Obligations conflicts with applicable laws, such conflicts shall not affect other provisions of such documents or instruments evidencing the Obligations which can be given effect without the conflicting provision, and to this end the provisions of the documents or instruments evidencing the Obligations are declared to be severable. The terms and provisions of this Mortgage cannot be waived, changed, discharged or terminated orally, but only by an instrument in writing, signed by the party against whom enforcement of any waiver, change, discharge or termination is sought.

  Cross Collateralization. Any collateral under the documents or instruments evidencing the Obligations, including without limitation the Property, shall be deemed to be collateral for any and all obligations evidenced by any and all documents or instruments evidencing the Obligations, including without limitation this Mortgage, now existing or hereafter arising, and Mortgagee shall have the right to exercise any and all remedies available to it in order to realize upon some or all of such collateral to satisfy some or all of the Obligations in the event of any default by Mortgagor.

  Notice. Section 3 of the Mortgage is amended to provide that all notices required or elected to be given under the Mortgage shall be made in accordance with the notice requirements set forth in the Note.

  Conflict. In the event of any conflict between the terms set forth in this Mortgage and the terms contained in the documents or instruments evidencing the Obligations, the provisions of this Mortgage shall control.

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